UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2015

CymaBay Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36500	94-3103561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7999 Gateway Blvd., Suite 130

Newark, CA 94560

(Address of principal executive offices)

(510) 293-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 6, 2015, Louis G. Lange, M.D., Ph.D., a member and chairman of the Board of Directors of CymaBay Therapeutics, Inc., resigned as a director, effective immediately. Also on October 6, 2015, the CymaBay Board of Directors appointed Robert J. Wills, Ph.D., as Chairman of the Board and Chairman of the Compensation Committee, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CymaBay Therapeutics, Inc.

By:	/s/ Sujal Shah
Name:	Sujal Shah
Title:	Chief Financial Officer

Dated: October 8, 2015